EXHIBIT 10.2

PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT (“Agreement”) is made as of October 1, 2002, by and among BankUnited, FSB (“Lender”), a federally chartered savings bank, and BU REIT, Inc. (“Participant”), a Florida corporation.

RECITALS

Participant desires to purchase and/or receive by contribution from Lender and Lender desires to sell, assign, contribute and/or transfer to Participant, on the terms and conditions set forth herein, an undivided One Hundred Percent (100%) participation interest in the benefits and obligations of Lender under the Loans, in each Advance, the Notes, the Security Documents, and the other Loan Documents associated therewith (all as hereinafter defined).

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1—DEFINITIONS

Section 1.1.  Definitions.    As used herein, the following terms have the respective meaning ascribed thereto below, which meanings shall be applicable equally to the singular and plural forms of the terms defined:

“Advance” shall mean any advance of Loan funds to or for the benefit of any Borrower pursuant to the terms of the Loan Documents of a partially funded Loan or this Agreement.

“Affiliate” shall mean any entity controlled directly or indirectly by Lender.

“Agreement” shall mean this Agreement, together with all exhibits and schedules hereto, as the same may be modified, amended, or restated from time to time.

“Authority” shall mean any governmental or quasi-governmental authority including, without limitation, any federal, state, county, municipal, or other governmental or quasi-governmental agency, board, branch, bureau, commission, court department, or other instrumentality or political subdivision, whether domestic or foreign.

“Borrower” shall mean the borrower on each Loan participated hereunder.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Florida are authorized or obligated by law or executive order to be closed.

“Collateral” shall have the meaning assigned to it in Section 3.4 hereof.

“Commitment” shall mean the commitment of Lender to fund a loan or future Advances under a Loan.

“Commitment Fee” shall mean the commitment fee paid or to be paid to Lender pursuant to the terms of a Commitment.

“Delinquency” shall have the meaning assigned to it in Section 7.1 hereof.

“Delinquent Participant” shall have the meaning assigned to it in Section 7.1 hereof.

“Designated Representative” shall mean that person designated by a Participant to act on behalf of Participant.

“Event of Default” shall have the meaning assigned to it in the Loan Agreement.

“Lender” shall have the meaning assigned to it in the introduction to this Agreement.

“Loan(s)” shall mean the obligation of Borrower(s) to repay Lender an amount evidenced by a Promissory Note(s) and other Loan Documents. Schedule A attached hereto contains a list of the Loans being participated herein, as of the date set forth on Schedule A, with account numbers and balances due and other identifying data.

“Loan Agreement(s)” shall mean the Loan Agreement(s) executed by and between Borrower(s) and Lender in connection with a Loan(s), as the same may be modified, amended, or restated from time to time.

“Loan Documents” shall mean the documents and instruments executed and delivered by a Borrower(s) and/or guarantors in favor of Lender in connection with a Loan.

“Note(s)” shall mean a Promissory Note(s) executed by a Borrower(s) in connection with a Loan(s), as the same may be modified, amended, restated, or renewed from time to time.

“Obligations” shall have the meaning assigned to it in Section 8.7 hereof.

“Partially Funded Loan” shall mean a Loan of a Borrower for which all of the funding obligations of Lender have yet to be satisfied.

“Payments” shall have the meaning assigned to it in Section 3.3 hereof.

“Person” shall include, without limitation, any manner of association, Authority, business trust, company, corporation, estate, joint venture, natural person, partnership, trust, or other entity.

“Servicer” Any servicer of the Mortgage Loans.

“Share” shall mean the undivided participation fractional interest in the Loan(s) of Participant.

Section 1.2.  Capitalized Terms.    Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Loan Agreement.

ARTICLE 2—TERMS OF PARTICIPANT’S SHARES

Section 2.1.  Consent.    Participant hereby consents to the execution, delivery, and performance by Lender of the Loan Documents.

Section 2.2.  Advances to Borrowers.    Some of the Loans participated hereunder require the making of further Advances by Lender. The balance of the Loan funds shall be advanced by Lender payable under the Loan. Accordingly, by no later than 2:00 p.m. on the fifth day of the succeeding month, but in no event sooner than two business days after Lender requests such funds from Participant, Participant shall deposit with Lender Participant’s Share of each Advance by wire transferring to Lender such sum.

ARTICLE 3—DUTIES OF LENDER

Section 3.1.  Possession of Documents.    Lender shall hold in its possession, for the benefit of Participant, in accordance with the terms of this Agreement, the originals (or original counterparts) of each of the Loan Documents and all other material documents or instruments delivered to Lender pursuant to or in connection with the transactions contemplated by any of the Loan Documents. Lender shall also keep in its files, for the benefit of Participant, resolutions, correspondence, schedules, credit information, appraisals, and such other instruments and documents pertaining to the transactions contemplated hereby or by any of the Loan Documents as Lender may deem advisable. Participant shall have the right to examine and photocopy the original Loan Documents, or original counterparts thereof, and other documents and information relating to the transactions contemplated thereby contained in Lender’s files during normal business hours at the office of Lender, located at 7815 NW 148th Street Miami Lakes, Florida 33016 or at such other place as Lender may designate from time to time, upon Participant’s delivery of reasonable prior notice to Lender.

Section 3.2.  Furnishing of Information to Participant.    Upon Lender’s acquisition of “Actual Knowledge” (which shall mean actual knowledge of any officer of Lender having primary, day-to-day responsibility for administration of the Loan or the head of Lender’s real estate department), Lender shall furnish to Participant notice of the following: (i) any adverse change in the perfection or priority of any lien securing the Loan; (ii) the occurrence of any material Event of Default; (iii) any written request by Borrower or any other obligor on the Loan to modify the terms of the Loan or substitute or release any Collateral (except as contemplated by the Loan Agreement) or any obligor on the Loan; and (iv) any loss, damage, destruction, condemnation, or other governmental taking of all or any material portion of the Collateral.

Section 3.3.  Payments to Participant.    Whenever Lender collects or receives immediately available funds representing payments of principal, interest, recoverable expenses, or any other amounts payable to or for the benefit of Lender pursuant to any of the Loan Documents or otherwise in connection with any Loan including, without limitation, as a result of the enforcement of any mortgage lien on or security interest in any Collateral (collectively, “Payments”), but excluding any Commitment Fees or other similar fees, late charges, and proceeds of insurance or condemnation awards to be held pending restoration, as provided in the Loan Documents, Lender shall receive, hold, and disburse the same as follows: (i) Lender shall retain for its own account and/or disburse to Participant, as the case may be, expenses reimbursed by Borrower pursuant to the terms of the Loan Documents and reimbursable to Lender and/or Participant pursuant hereto; and (ii) Lender shall retain for its own account an amount equal to the fee Lender is entitled to as compensation for servicing the Loans, as set forth in Section 3.12, and shall disburse the remainder of the Payments to Participant no later than 2:00 p.m. on the fifth day of the succeeding month, except as otherwise provided by this Agreement. Lender shall promptly notify Participant in writing of the manner in which its share of any such Payments should be applied, consistent with the Loan Documents and this Agreement, and Participant shall apply the same accordingly (absent manifest error). Participant shall continue to receive its share of all Payments received by Lender in connection with such Loan, except as otherwise provided by this Agreement, until all such principal, interest, and other amounts have been repaid in full.

Section 3.4.  Collateral.    Lender shall hold in its name, for the benefit of itself and Participant, all of the collateral pledged, mortgaged, hypothecated, or assigned to or deposited with Lender from time to time pursuant to or as security for each Loan or any of the indebtedness evidenced by the Loan Documents (“Collateral”).

Section 3.5.  Loan Administration.    Lender shall have all rights with respect to the collection administration of the Loans and the security therefor and shall make all advances of the proceeds thereof in accordance with the Loan Agreements. Participant agrees that Lender shall make all determinations as to compliance by Borrower with the terms and conditions of the Loan Documents. Participant shall administer all other functions of the Loans with the same degree of care it ordinarily exercises in its administration of loans which it holds entirely for its own account. Subject to the other provisions of this Agreement and consistent with the foregoing standard, Lender shall administer the Collateral so as to preserve its value in the manner which Lender shall deem appropriate, and shall have the power to grant such releases, satisfactions, consents, joinders, assignments and reassignments with respect to the Collateral to the extent contemplated by and substantially in accordance with the terms of the Loan Documents, in each such case without the consent of Participant. Participant and Lender will maintain accurate books and records with respect to the Loans and the costs and expenses related thereto in the same manner as the Lender customarily maintains for similar loans in which it acts exclusively for its own account, and Lender and Participant will make such books and records available for inspection by a designated representative of the other at such reasonable times and intervals as Lender and Participant may reasonably request, all upon such reasonable prior notice to the other. Lender shall be entitled, at its option, from time to time and at any time, to enter into any amendment of, or waive compliance with the terms of, a Loan Agreement or any other Loan Document without obtaining the prior approval of Participant, as long as Lender exercises the same degree of care, skill, caution, and prudence as customarily exercised by Lender in connection with transactions for its own account. Lender shall not, however, without the written consent of Participant (other than as contemplated by and provided for in the Loan Documents): (i) change the principal amount of the Loans; (ii) postpone the due date of any scheduled payment of principal or interest or waive any such payment or any other claim against any Borrower; (iii) reduce the interest rate under the Notes from the rate specified therein; (iv) release any guarantor from his obligations under his guarantee of any Loan; (v) except in accordance with the Loan Agreements, release, substitute or exchange the Collateral or any part thereof from any Security Document; (vi) pledge, assign, transfer or extend any of the Loan Documents; or (vii) except in the exercise of reasonable business judgment, waive any condition to Lender’s obligation to make Advances of the proceeds of the Loans to Borrowers pursuant to the terms of the Loan Documents.

A.    Participant shall be deemed to have consented to any action proposed to be taken by Lender if, within ten days after receipt by Participant of Lender’s written request for such consent, together with such supporting documentation as shall be reasonably necessary to enable Participant to properly evaluate such request, Participant shall have failed to deliver written notice to Lender that it does not consent to such request.

B.    Lender agrees that, upon its receipt of any written notice from Borrower claiming or asserting that Lender has breached its obligations to Borrower pursuant to any of the Loan Documents or that Lender is in default of the observance or performance of any of its obligations under any of the Loan Documents, Lender will promptly give Participant notice thereof, will consult with Participant in connection therewith, and will afford Participant an opportunity to discuss the nature of the response to be taken by Lender as a result thereof.

Section 3.6.  Servicing.

(a)    The Lender, as an independent contractor, shall (i) service and administer the Mortgage Loans in a manner that is consistent with the terms of this Agreement and with servicing industry standards and shall (ii) exercise the same care that the Lender customarily employs and exercises in servicing and administering mortgage loans for its own account.

(b)    The Lender and Participant shall comply with their respective obligations to provide notice of transfer of servicing (if applicable) to Mortgagors pursuant to Section 6 of the Real Estate Settlement Procedures Act, if applicable. Servicing will be retained by Lender at the servicing fee rate indicated in Section 3.12 with payments on the 25th of each month with actual reporting and actual remittances. Lender shall deduct the service fee from the monthly remittance due Participant.

(c)    Lender warrants that Lender shall see that the improvements on the premises securing each Mortgage Loan are kept insured by hazard insurance policies issued by a company acceptable to FNMA/FHLMC, in an amount equal to the outstanding principal of the Mortgage Loan or the full insurable value of the improvements, whichever is less, and of a type at least as protective as fire and extended coverage, containing a mortgagees clause naming the Lender and its successors and assigns as loss payee.

(d)    Upon Participants request, Lender warrants that the Servicer shall furnish a detailed statement of its financial condition, and shall give Participant or its authorized representative upon reasonable advance notice opportunity at any time during business hours to examine Servicers books and records. Lender warrants that Servicer shall cause a certified public accountant employed by it to provide Buyer, not later than 90 days after the close of Servicers fiscal year, with a certified statement of Servicer’s financial condition as of the close of its fiscal year.

(e)    Until the principal and interest of each mortgage is paid in full, Lender warrants that Servicer shall:

(1)    Proceed diligently to collect all payments due under the terms of each Mortgage Loan as they become due.

(2)    Keep a complete, accurate, and separate account of and properly apply all sums collected by it from the Mortgagor on account of each such Mortgage Loan for principal and interest, taxes, assessments and other public charges, hazard insurance premiums and FHA insurance or mortgage insurance premiums, and upon request, furnish Participant with evidence acceptable to Participant all expenditures for taxes, assessments and other public charges, hazard insurance premiums and FHA insurance or mortgage insurance premiums. In the event any Mortgagor fails to make a payment to said Lender required to be made under the terms of said Mortgage Loan, Lender warrants that Servicer will notify Participant of such fact within thirty days after the same shall have become due and payable.

(3)    Deposit all funds received on behalf of such Mortgage Loan in a custodial demand deposit account in an institution, the deposits of which are insured by the Federal Deposit Insurance Corporation. Such account shall be held by Servicer as trustee or custodian which shall maintain detailed records to show the respective interests of each individual Mortgagor in the account. Each such account shall be established and maintained in a manner which complies with the applicable rules and regulations of the Federal Deposit Insurance Corporation.

(4)    From the funds so deposited, (1) pay promptly to the proper parties when and if due FHA insurance premiums, mortgage insurance premiums, taxes, special assessments, ground rents, and premiums on hazard insurance, and (2) on or before the 25th day of each month pay to Participant all amounts of principal and interest collected under the Mortgage Loan, retaining as full compensation for all services performed hereunder the earned portion of the Servicing Fee per annum agreed to in this Agreement for each specific loan or block of loans, plus late charge, if any, collected from the mortgagor pursuant to the terms of the mortgage, or any other HUD or VA allowable fees.

(5)    Submit to Participant at lease annually an accounting of the balances in each trust account, together with a certificate that all disbursements were made for proper purposes, and that all payments required to be made hereunder have been made, with exceptions, if any.

(6)    Make interest rate adjustments in compliance with applicable regulatory adjustable loan requirements, the loan contract, and which reflect the applicable Mortgage Loan rate index. The applicable interest rate adjustments shall be implemented in accordance with the applicable adjustable loan regulations and Mortgage Loan contract. Servicer shall execute and deliver all appropriate notices required by the applicable adjustable loan regulations and loan contract regarding such interest rate adjustments including but not by way of limitations, timely notification of Participant, or to Participants successors or assigns, of all applicable data and information regarding such interest rate adjustments, and methods of implementation of such interest rate adjustments, new schedules of Participants pro rata share of collections of principal and interest, and of all prepayments of any loan hereunder by Mortgagor. If Mortgagor on any Mortgage Loan hereunder is in default at the time such notices are executed and delivered to such Mortgage, Servicer shall timely execute and deliver to mortgagor notice that all contractual rights under the applicable loan contract in regard to such default are reserved even though the interest rate is adjusted.

(7)    Perform such other customary duties, furnish such reports, and execute such other documents in connection with its duties hereunder as Participant from time to time reasonably may require.

(f)    Lender warrants that Servicer will notify Participant upon receipt of notice of the following:

(1)    The vacating of or any change in the occupancy of any premises securing a Mortgage.

(2)    The sale or transfer of any such premises.

(3)    The death, bankruptcy, insolvency or other disability of a mortgagor which might impair ability to repay the loans.

(4)    Any loss or damage to any such premises, in which event, in addition to notifying Participant, Lender shall see that the insurance companies concerned are promptly notified by Servicer.

(5)    Any lack of repair or any other deterioration or waste suffered or committed in respect to the premises covered by the mortgage.

It is understood, however, that no notice need to be given to the Participant of any facts other than those of which Lender or Servicer shall have actual notice, and those of which Servicer would have had notice.

(g)    Lender warrants that Servicer will not waive, modify, release or consent to postponement on the part of the mortgagor of any term or provision of the mortgage without the written consent of Participant.

(h)    It is understood Lender shall require Servicer reinspection only with respect to those proprieties on which the mortgage becomes ninety (90) or more days delinquent.

(i)    Lender warrants Servicer will upon the request and under the direction of Participant assist in the foreclosure or other acquisition of the Mortgaged Property securing any Mortgage, the transfer of such property to the FHA or VA and the collection of any applicable mortgage insurance and pending completion of these steps, protect such property from waste and vandalism. In the event that title to the property is acquired in foreclosure or deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Participant or its designee. The disposition of the property is the Participants responsibility.

(j)    In the event Participant sells all or any part of its interest in a Mortgage Loan covered by the contract to a third party, including the sale of participating interest therein, such third party shall succeed to all of the rights of Participant hereunder for the portion purchased and this Agreement shall remain in full force and effect. However, in no event shall there by more than two (2) persons at any given time having the status of a Participant hereunder. In such event, Lender warrants that Servicer will remit all principal and interest installments collected under the Mortgage Loans directly to such third party or parties by or before the 25th of each month, after deduction of the Servicing Fee as herein provided. The obligation to make direct remittances and to execute and deliver all appropriate notices required by this Agreement to such third party or parties, shall arise upon thirty days written notice of such assignment given by such subsequent buyers to Servicer.

(k)    The Participant may, by notice to Lender, terminate this Agreement as to any or all of the Mortgage Loans being serviced if:

(l)    Lender fails to perform its obligations hereunder and is notified by Participant within sixty (60) days of such discovery. Upon notification, Lender shall have ninety (90) days to correct and cure such deficiency.

(1)    Lender or Servicer becomes insolvent or bankrupt or is placed under conservatorship or receivership.

(2)    Lender assigns its rights and obligation hereunder, without written consent of Participant.

(3)    In any event and without cause, upon thirty (30) days written notice and payment to Lender of a sum equal to 2.5% of the aggregate principal amount then outstanding of all the Mortgage Loans subject to this Agreement.

(m)    Upon termination of this agreement, Lender warrants that Servicer will account for and turn over to Participant all funds collected under each Mortgage Loan, less only the compensation then due Servicer, and deliverer to Participant all records and documents relating to each such mortgage that it may have in its possession.

(n)    The Servicer of the Mortgage Loans sold pursuant to this Agreement is Lender. Lender agrees that Servicer will not be changed without Participants consent.

(o)    In the event servicing is transferred to a new lender, Lender agrees that it will remit to Participant, or at Participants option, to the new lender, within 48 hours after receipt, any payment received from a Mortgagor on a Mortgage Loan including, without limitation, al payments of principal and interest, late charges, and bad check charges received from a Mortgagor on or after the Closing Date. Lender shall remit such payment via a nationally recognized overnight delivery service.

Section 3.7.  Exculpation.    Lender shall have no duties or responsibilities to Participant with respect to the Loans, except those expressly set forth in this Agreement, and only to the extent herein provided. Notwithstanding anything in this Agreement to the contrary, however, neither Lender nor any of its officers, directors, employees, shareholders, attorneys, agents, or Affiliates shall be liable for any act, omission, mistake, or error in judgment with respect to any transaction relating to the Loan Documents or this Agreement, unless caused by its or their gross negligence or willful misconduct (including, without limitation, a willful breach of this Agreement).

Section 3.8.  Consultation with Participant.    Lender may at any time request instructions from Participant with respect to any actions or approvals which by the terms of this Agreement or the Loan Documents, Lender is permitted or required to take or to grant. If such instructions are requested, Lender shall be absolutely entitled to refrain from taking any action and withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under this Agreement or the Loan Documents, until it shall have received such instructions from Participant. Participant shall not have any right of action whatsoever against Lender as a result of Lender’s acting or refraining from acting hereunder or under the Loan Documents in accordance, with instructions from Participant.

Section 3.9.  Consultation with Legal Counsel.    Lender may at any time consult with independent legal counsel selected by it on any legal issue or question, and any action taken by Lender in connection therewith in good faith and in accordance with the oral or written opinion of such legal counsel shall not render Lender liable to Participant, provided such action shall not contravene any of the express provisions of this Agreement.

Section 3.10.  Reliance.    Lender shall be entitled to rely upon any certificate, telex, teletype message, cablegram, writing, notice, statement, order, or other document or telephone conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person.

Section 3.11.  No Partnership.    Neither the execution of this Agreement, nor the sharing in the Loans or in any of the proceeds of the Collateral, nor any agreement to share in profits or losses arising as a result of this transaction is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture between or among the parties hereto, and no party shall be liable to any other Person for the liability of any other party hereto arising in connection with the Loans or any transaction connected therewith.

Section 3.12.  Compensation for Loan Administration and Servicing.    Lender shall be entitled to receive a fee as compensation for the administration and servicing of the Loans. This fee shall be payable monthly and calculated by multiplying the average monthly principal amounts of the Loans outstanding times 25 hundredths of one percentage point ( 0.25%) times the number of days in the month divided by 365. Lender will provide Participant with a calculation of the fee each month. The fee will be retained by Lender out of the principal and interest payments collected from the Borrowers, as set forth in Section 3.3.

ARTICLE 4—REPRESENTATIONS AND WARRANTIES

Section 4.1.  Representations and Warranties of Participant.    Participant, as a material inducement to Lender to enter into this Agreement and to consummate all of the transactions contemplated hereby, represents and warrants to Lender as follows:

A.    Participant is duly organized and validly existing under the laws of its jurisdiction of incorporation and has the legal power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

B.    The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized, by all necessary action on the part of Participant, do not and will not contravene its articles of incorporation or bylaws or any agreement, law, governmental rule, regulation, or order binding on Participant (including, without limitation, legal lending limits applicable to it), and do not require the consent or approval of the giving of notice to, the registration with, or the taking of any other action with respect to, any Authority.

C.    This Agreement constitutes the legal, valid, and binding obligation of Participant and is enforceable in accordance with its terms.

D.    Neither Participant nor any Person that Participant has authorized to act on its behalf has directly or indirectly offered any interest or participation in this Agreement to any other Person.

E.    Participant has been given adequate opportunity to review and in fact has independently evaluated the terms of the transaction contemplated by this Agreement and the Commitment, as

Participant has deemed necessary and prudent in order to make its own determination to enter into this Agreement.

F.    Participant has made and will continue to make such independent evaluation of such financial information and other data relating to Borrowers, guarantors, and the Collateral as Participant deems necessary and prudent. Participant acknowledges that all reports and other information furnished by Lender to Participant with respect to Borrowers, guarantors, the Loans, or otherwise, whether in writing or orally, have been without representation or warranty by Lender with respect to their truth or accuracy and Participant has assumed no responsibility with respect to such reports. Participant recognizes that such reports have been and will continue to be prepared from information made available by Borrowers to Lender’s personnel, who are not acting as accountants and who are not verifying the information so supplied. Participant further acknowledges that all such reports have been and shall be furnished and received strictly on a confidential basis for the exclusive use of Participant, and Participant agrees that it shall not make any such information available to any other Person, except to Authorities, Participant’s legal counsel, and as otherwise required by prudence or any applicable law, or to the extent otherwise permitted pursuant to the terms hereof to be provided to any prospective participant or assignee.

G.    Participant is entering into this Agreement as a sophisticated and knowledgeable party, relying entirely upon its own independent evaluation of the current and projected financial condition and creditworthiness of Borrowers and guarantors and the adequacy of the Collateral. Participant further acknowledges that Lender has made no oral or written guaranty or warranty, express or implied, and assumes no responsibility as to (i) recitals, statements, representations or warranties in any of the Loan Documents; (ii) the authorization, execution, effectiveness, genuineness, validity, or enforceability of any of the provisions of this Agreement (except as set forth in Section 4.2.B below) or the Loan Documents (except that Lender shall obtain, when available, an opinion of counsel from the various Borrower’s counsel opining as to the enforceability of the Loan Documents); (iii) any filing, recording, registration, giving of notice, or other action taken or to be taken with respect to any of the Loan Documents (except as is otherwise provided in Articles 2 and 3 hereof); (iv) compliance with any provision of law or the requirements of any Authority; (v) the priority, perfection (except that Lender shall be responsible for the continuation of Uniform Commercial Code financing statements) or effectiveness of any lien or security interest created or intended to be created by any of the Loan Documents; or (vi) the collectibility of the indebtedness evidenced by the Notes, as to all of which matters Participant has made independent investigation and has satisfied itself.

H.    Participant is entitled to receive payments hereunder without the withholding of any tax and will furnish to Lender such forms, certifications, statements, and other documents as Lender may request from time to time to evidence the Participant’s exemption from the withholding of any tax imposed by any jurisdiction or to enable Lender to comply with any applicable laws or regulations relating thereto.

Section 4.2.  Representations and Warranties of Lender.    Lender, as a material inducement to Participant to enter into this Agreement and to consummate all of the transactions contemplated hereby, represents and warrants to Participant as follows:

A.    Lender is a federally-chartered savings bank and has the legal power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

B.    The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Lender, do not and will not contravene its articles of incorporation or bylaws or any agreement, law, governmental rule, regulation, or order binding on Lender (including, without limitation, legal lending limits applicable to it) and do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to any Authority.

C.    This Agreement constitutes the legal, valid, and binding obligation of Lender and is enforceable in accordance with its terms.

ARTICLE 5—COVENANTS OF PARTICIPANT

Section 5.1.  Payment of Advances.    Participant agrees to deliver its Share of Advances to the Lender in the manner and at the times set forth in Section 2.2 hereof.

Section 5.2.  Other Payments.    If a Borrower fails to pay taxes, assessments, insurance premiums, or any other charges or sums required by the Loan Documents to be paid, as the same become due and payable, or Lender otherwise deems it necessary to pay any such amounts on behalf of Participant, Lender may advance such amounts and Participant will fund or reimburse its Share of the amounts thereof to Lender in the same manner as if the same were an Advance to a Borrower in the manner set forth in Section 2.2 hereof. Any such amounts, to the extent provided in the Loan Documents, shall become additional Advances under a Loan and shall be secured by the Loan Documents and the Collateral. Additionally, Participant agrees to pay to Lender, to the extent Lender is not reimbursed by Borrowers, its share of any reasonable out-of-pocket expenses and liabilities hereafter incurred by Lender in connection with the administration of the Loans, except those expenses which are considered in the industry normal and ordinary servicing expenditures for which Lender shall be compensated by virtue of its retention of its servicing fee.

Section 5.3.  Declaration of Invalidation.    Participant agrees that, to the extent amounts or any part thereof, received in connection with the Loans from Borrowers or otherwise, whether by payment, realization of Collateral, or otherwise are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required by any Authority to be repaid to a trustee, receiver or any other Person under any applicable law, order or judgment, including the Bankruptcy Code or any similar state law or any other cause of action, Participant shall repay to Lender, after request by Lender, its Share of any such amount (with interest to the extent required), so that Participant will be affected by any such invalidation, declaration, set aside, or repayment in accordance with its Share thereof.

Section 5.4.  Receipt of Default Sums.    Participant shall hold all sums, if any, received directly from Borrower with respect to the Loan Documents, after the occurrence of an Event of Default (of which Lender has given notice to Participant), whether received by voluntary payment, the exercise of any right of counterclaim, set-off, or otherwise, in trust for the benefit of Participant and shall promptly deliver all such sums to Lender for application as provided in Section 6.4 hereof.

Section 5.5.  Indemnification.    Participant hereby agrees to indemnify and hold harmless Lender (including its officers, directors, attorneys, agents, employees, and Affiliates) from all liabilities, obligations, damages, penalties, claims, costs, charges, and expenses including, without limitation, attorneys’ fees and disbursements at the trial and appellate levels (collectively, “Losses”), in proportion to Participant’ s Share, which may be incurred by Lender or which may be imposed upon Lender by any Borrower or any third party, arising out of or resulting from, by reason of, or in connection with, any act or failure to act on the part of Lender in accordance with the terms of the Loan Documents or this Agreement (including, without limitation, any lawsuit by any Borrower or any third party against Lender for failure to fund the Loan or any part thereof), except to the extent caused by Lender’ s failure to meet the standard of care set forth in Section 3.5 of this Agreement.

Section 5.6.  Transfer.    Participant shall not sell, assign, subparticipate, pledge, hypothecate, or otherwise transfer all or any part of its interest in the Loans, the Loan Documents, the Collateral, or its rights under this Agreement, except to an Affiliate, without the prior consent of Lender, which may be given or withheld in Lender’s sole discretion. Lender shall at all times continue to be the party responsible for the servicing and administration of the Loan except as reserved to the Participant hereunder. Any valid assignee or transferee under this section shall be deemed a Participant for all purposes of this Agreement.

ARTICLE 6—DEFAULT BY A BORROWER

Section 6.1.  Default.    If Lender or Participant determines that an Event of Default of a Borrower has occurred, the Participant shall immediately attempt to formulate a course of action; provided, however, that if Participant shall fail to formulate such course of action within ten Business Days after notification that an Event of Default has occurred, or if, in Lender’s judgment, immediate action is required in less than ten Business Days in order to protect the interests of Participant in the Loan, the Collateral, or the Loan Documents, Lender shall pursue the remedies provided in the Loan Documents and may proceed in such manner as it deems appropriate and advisable.

Section 6.2.  Foreclosure.     Lender shall hold the Loan Documents (together with any and all other documents executed and delivered in connection therewith) and title to any of the Collateral acquired by Lender after an Event of Default in its name or that of an Affiliate of Lender as agent for Participant (to the extent of Participant’s Share thereof). Accordingly, in the event of a foreclosure and foreclosure sale of any Collateral or any judicial sale of any of the collateral, Lender shall bid at such sale for the benefit of Participant and if such bid is successful, Lender shall, to the extent permitted by law, cause all title instruments relating to such Collateral to be issued in the name of Lender or such Affiliate, as agent for Participant, in accordance with Participant’s Share. If a successful bid is entered by a third party, then, to the extent that the proceeds of the foreclosure sale are, pursuant to law, the property of the holder of the Loan Documents, such proceeds shall be received by Lender and shall thereupon be distributed to Participant in proportion to its Share.

Section 6.3.  Default Administration.    Upon the determination by Lender or Participant, as the case may be, of a course of action taken after an Event of Default in accordance with Section 6.1 hereof, Lender shall have the right to maintain, manage, and operate the Collateral and sell all or any part thereof in a manner consistent with such course of action or as Lender determines to be prudent, respectively, and may employ an independent management company, sales agent, or others to maintain, manage, operate, and sell the Collateral, all of which activity shall be part of Lender’s right to service and administer the Loan. If Lender determines, in its discretion, that a management agreement is necessary, Lender will negotiate such management agreement in good faith. In the event of the appointment of a receiver for any of the Collateral during the pendency of a foreclosure proceeding or otherwise, Participant shall share in the profits and expenses of the receivership in proportion to its Share.

Section 6.4.  Enforcement Costs.    Should Lender commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Lender shall acquire title to the Collateral or any part thereof, either through foreclosure, deed in lieu of foreclosure, judicial sale, or otherwise, Participant shall, upon demand therefor from time to time, to the extent the applicable Borrower has not reimbursed Lender, contribute its share of the costs and expenses of attorneys. Without limiting the generality of the foregoing, Participant shall contribute its share of all costs and expenses incurred by Lender (including attorneys’ fees and expenses) if Lender employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to the Collateral or any part thereof, or any of the Loan Documents (including any proposed modification of the Loan) or to attempt to enforce any security interest or lien in any of the Collateral or to enforce any rights of the Lender or any Borrower’s obligations or those of any other party under any of the Loan Documents.

Section 6.5.  Application of Default Sums.    All amounts received by Participant with respect to the Loan Documents following any Event of Default whether paid by Borrower, realized from the Collateral, or otherwise, shall be applied by Lender as follows: (i) first, to the payment of any and all costs and expenses including, without limitation, reasonable trial and appellate attorneys’ fees, costs, and disbursements incurred by Participant in connection with or incidental to its collection of any amount due and payable to Participant under the Loan Documents, the preparation for sale of the Collateral or any portion thereof, and the sale, transfer, and delivery of the Collateral or any portion thereof; (ii) second, to the satisfaction of all amounts including principal, interest, fees, and other amounts due and payable to Participant, pursuant to the Loan Documents; (iii) third, to the payment of any other amounts required by applicable law; and (iv) last, to the extent of the surplus, if any, of such proceeds, to the Borrower (or such other entity as may be entitled thereto).

Section 6.6.  Losses.    All losses incurred by Participant as a result of any failure on the part of Borrower to repay the Loan and any other sums due pursuant to the Loan Documents shall be borne by Participant in accordance with its Share.

ARTICLE 7—DELINQUENCY OF PARTICIPANT

Section 7.1.  Delinquency.    If Lender fails to transfer or contribute funds to a Borrower or Participant fails to transfer or contribute funds to Lender as, when and to the full extent required hereunder or under any Loan Agreements participating hereunder (“Delinquency”), Participant shall be in breach of its obligations hereunder. For the purposes hereof, Participant in breach will be referred to as a “Delinquent” and the amount of the funds not transferred or contributed by the Delinquent Participant will be referred to as the “Delinquent Amount.”

Section 7.2.  Delinquency Advances.    If a Delinquency by Participant occurs, then Lender shall be obligated to fund such Delinquent Amount. For the purposes hereof, any such advance by Lender (to the extent not repaid) shall be referred to as a “Delinquency Advance.” Any Delinquency Advance shall bear interest at the delinquency rate provided in the Note. Participant shall be obligated to repay to Lender on demand any Delinquency Advance. During any period of Delinquency (until its Delinquent Amount(s) and interest thereon shall have been repaid in full), Participant shall not be entitled to any payments under this Agreement; instead, such payments shall be applied in reduction of Participant’s Delinquent Amount(s) (and interest thereon) and distributed to or retained by Lender. For so long as such Delinquency Advance is not repaid in full with interest thereon, Lender shall have the option to increase the amount of its commitment by the unadvanced portion of Participant’s commitment (including the amount of the Delinquency Advance, which shall be deemed unadvanced for such purpose) and simultaneously to reduce the amount of Participant’s commitment by such unadvanced portion, at which time the Delinquent Participant shall have no further right to fund such future Advances, but shall otherwise not be relieved of any of its liabilities to the Lender pursuant to this Agreement; notwithstanding anything to the contrary in this Agreement, the Shares of Lender and Participant shall be simultaneously adjusted to reflect the change in the commitment amount of such parties.

ARTICLE 8—MISCELLANEOUS

Section 8.1.  Insolvency.    If any proceeding is commenced which involves the dissolution, termination of existence, insolvency, or business failure of Participant or the appointment of a receiver of any part of the property of Participant, or the assignment for the benefit of creditors of a Participant, or if any proceeding is commenced under any Bankruptcy law of a Participant, then in addition to Lender’s other rights and remedies, Lender shall have the right to immediately purchase Participant’s Share in the Loan at “Par Value.” As used herein, the term “Par Value” shall mean an amount equal to the aggregate of all principal, interest, and other sums then owing with respect to Participant’s Share of the Loan as of the date of the sale. If any such insolvency or other event described in the first sentence of this Section shall occur with respect to Lender, Participant shall have the right to remove Lender as servicer and administrator of the Loan. In such case, Participant shall take over the remaining servicing and administration of the Loan pursuant to this Agreement (the “New Lead Lender”). The New Lead Lender shall succeed to all rights, duties, and obligations of Lender under this Agreement from and after the date it takes over the servicing of the Loan and Lender shall be released from all further obligations under this Agreement arising from and after such date. Lender shall notify Borrower that the New Lead Lender has taken over the servicing and administration of the Loan and that Borrower is to recognize such status including, without limitation, the making of all payments under the Loan to the New Lead Lender. Lender shall also take all actions requested by the New Lead Lender to assist the New Lead Lender in taking over the servicing and administration of the Loan.

Section 8.1.  Notice.    Except as otherwise indicated herein, any notice, request, demand, or other communication permitted or required to be given hereunder (collectively, a “Notice”) shall be in writing, shall be signed by the party giving it, and shall be deemed to have been properly delivered if delivered by hand (with receipt acknowledged) to the party to whose attention it is directed or if mailed by United States registered or certified mail, return receipt requested or if sent by express courier service (with receipt acknowledged) addressed to the following addresses:

If to Lender:
BankUnited, FSB
7815 NW 148th Street
Miami Lakes, Florida 33016

If to Participant:
BU REIT, Inc.
7815 NW 148th Street
Miami Lakes, Florida 33016

or to such other address as the party to be served with Notice may furnish in accordance with the terms of this Section to the party seeking or desiring to serve Notice as a place for the service of Notice.

Section 8.2.  Entire Agreement.    This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

Section 8.3.  Effective Date.    This Agreement shall be effective on the date (“Effective Date”) as of which (i) this Agreement shall have been executed by Participant and (ii) the Loan Documents shall have become effective by their terms.

Section 8.4.  Severability.    The determination by any court of competent jurisdiction that any provision of this Agreement is not enforceable in accordance with its terms shall not affect the validity or enforceability of the remaining provisions of this Agreement, but rather such unenforceable provisions shall be stricken or modified in accordance with such court’s decision and this Agreement, as so modified, shall continue to bind the parties hereto.

Section 8.5.  Waiver of Jury Trial.    The parties hereto hereby severally, voluntarily, knowingly, and intentionally waive any and all rights to trial by jury in any legal action or proceeding arising under or in connection with this Agreement, regardless of whether such action or proceeding concerns any contractual or tortious or other claim. The parties hereto acknowledge that this waiver of jury trial is a material inducement to the parties hereto in entering into this Agreement, that the parties hereto would not have entered into this Agreement without this jury trial waiver, and that each of them has been represented by an attorney or has had an opportunity to consult with an attorney regarding this Agreement and understands the legal effect of this jury trial waiver.

Section 8.6.  Survival, etc.    Notwithstanding the applicable statute of limitations, any other law, or any investigation made at any time by or on behalf of any party hereto, all representations, warranties, covenants, and other agreements (collectively, “Obligations”) made by any party herein shall survive the execution and delivery of this Agreement, and shall remain and continue in full force and effect until Participant shall have fully performed and discharged all of its respective Obligations hereunder, without regard to any modification, extension, renewal, amendment, or waiver of any provision of any Note or any of the other Loan Documents.

Section 8.7.  Governing Law and Venue.    This Agreement shall be construed in accordance with the laws of the State of Florida. The parties agree that venue for any lawsuit in connection with this Agreement shall be in Miami-Dade County, Florida, unless an action to which Participant is made a defendant or third party defendant is filed in a different jurisdiction by a plaintiff not a party hereto.

Section 8.8.  Benefit.    This Agreement shall inure to the benefit of and be binding upon each party hereto and their permitted successors and assigns, subject to the provisions of Section 5.6 hereof. Nothing in this Agreement or in any transaction contemplated hereby, either express or implied, is intended to confer upon any Person other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

Section 8.9.  Counterparts.    This Agreement may be executed in one or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

Section 8.10.  No Waiver by Action.    Any waiver or consent respecting any Obligation or other provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of the frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any Obligation or other provision of this Agreement, including any investigation by or on behalf of any party, in no manner shall affect such party’s right at a later time to enforce any such provision.

Section 8.11.  Modification.    Each and every modification and amendment of this Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any Obligation or other provision of this Agreement, shall be in writing and signed by the party hereto against which such waiver or consent is sought to be enforced.

Section 8.12.  Captions.    The sections, captions, and other headings contained in this Agreement are for convenient reference purposes only and shall not affect the meaning or interpretation, or define, describe, extend, or limit the scope or intent of this Agreement or any provision hereof.

Section 8.13.  Attorneys’ Fees.    In the event any party hereto institutes legal proceedings in connection with, or for the enforcement of, this Agreement, the prevailing party shall be entitled to recover its costs of suit, including reasonable attorneys’ fees and disbursements, at both trial and appellate levels.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender: BankUnited, FSB

By:	/S/ HUMBERTO L. LOPEZ
Name: Humberto L. Lopez Title: Senior Executive Vice President and Chief Financial Officer

Participant: BU REIT, Inc.

By:	/S/ ROBERTO DIAZ
Name: Roberto Diaz Title: Secretary

SCHEDULE A

List of Loans Being Participated

Balance as of October 1, 2002